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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2018

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

Erie Indemnity Company (the “Company”) previously entered into a Credit Agreement dated November 3, 2011 (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and PNC Bank, N.A., as Syndication Agent, (the “Lenders”). The Credit Agreement was disclosed in a Current Report on Form 8-K filed on November 8, 2011. On October 25, 2013, the Company entered into an Amended and Restated Credit Agreement with the Lenders. The Amended and Restated Credit Agreement was disclosed in a Current Report on Form 8-K filed on October 30, 2013. On October 28, 2015, the Company executed a First Amendment to Amended and Restated Credit Agreement with the Lenders which was disclosed in a Quarterly Report on Form 10-Q filed on October 29, 2015. On November 7, 2016, the Company executed a Second Amendment to Amended and Restated Credit Agreement with the Lenders which was disclosed in a Current Report on Form 8-K filed on November 14, 2016. On January 22, 2018, the Company executed a Third Amendment to Amended and Restated Credit Agreement with the Lenders which was disclosed in a Current Report on Form 8-K filed on January 24, 2018.
On October 30, 2018, the Company entered into a Second Amended and Restated Credit Agreement with the Lenders. The Second Amended and Restated Credit Agreement, among other things, extends the maturity date to October 30, 2023 and relaxes the Eligible Collateral requirements.
The foregoing description of the Second Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The Lenders under the Second Amended and Restated Credit Agreement have provided, and may continue to provide, certain commercial and investment banking, financial advisory and other services in the ordinary course of business to the Company, for which they receive customary fees and commissions.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Second Amended and Restated Credit Agreement among JPMorgan Chase Bank, National Association, as Administrative Agent; the Lenders named therein; and Erie Indemnity Company, dated October 30, 2018.

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Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement among JPMorgan Chase Bank, National Association, as Administrative Agent; the Lenders named therein; and Erie Indemnity Company, dated October 30, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

November 2, 2018	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: Vice President, Secretary and Senior Counsel